Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

McKINLEY NON-U.S. CORE GROWTH FUND
Y Shares (Ticker: MCNUX)
Investor Shares (Ticker: MCNRX)*
Institutional Shares (Ticker: MCNIX)*
* Investor Shares and Institutional Shares are not available for purchase at this time

Supplement dated September 10, 2014 to the
Statement of Additional Information (“SAI”) dated February 28, 2014

Effective immediately, the third paragraph under the heading titled, “Portfolio Holdings Information” on page 14 of the SAI is hereby replaced with the following language:

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund discloses its top ten holdings monthly and quarter-end portfolio holdings on its website at www.mckinleycapitalfunds.com within 15 calendar days after each calendar quarter-end.  The quarter-end portfolio holdings for the Fund will remain posted on the website until the following quarter-end portfolio holdings are posted.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person, commencing on the day after it is first published on the Fund’s website.  In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

Please retain this Supplement with the SAI.